UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

Boot Barn Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15345 Barranca Parkway, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

⊠              Emerging growth company

⊠              If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.

On May 15, 2018, Boot Barn Holdings, Inc. (the “Company”) issued a press release announcing certain financial results for its fiscal year ended March 31, 2018.  The press release is attached hereto as Exhibit 99.1.

The information provided in this Item 2.02, including Exhibit 99.1, is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b)  On May 9, 2018, J. Frederick Simmons resigned from the Board of Directors (the “Board”) of the “Company”. The resignation of Mr. Simmons was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

(d)  On May 9, 2018, the Board appointed Anne MacDonald to fill the vacancy created by the resignation of Mr. Simmons.  Ms. MacDonald is an experienced branding and marketing executive with over 30 years of experience and has served as Chief Marketing Officer for several global companies, including Macy’s, Citigroup and Travelers Insurance.  Ms. MacDonald also has advised brands such as Procter & Gamble, AT&T and Pizza Hut.

Ms. MacDonald will receive the same compensation that is provided from time to time to Company directors who are not employees and who are not affiliated with Freeman Spogli & Co.  In connection with her appointment to the Board, the Company and Ms. MacDonald entered into a customary indemnification agreement in the same form provided to other directors of the Company.

Item 9.01	Financial Statements and Exhibits.
Exhibit 99.1	Press release dated May 15, 2018.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

Date:	May 15, 2018	By:	/s/ Gregory V. Hackman
Name: Gregory V. Hackman
Title: Chief Financial Officer